Exhibit 99.2

The Firm's 2021 earnings results reflect the completed acquisitions of E*TRADE Financial Corporation ("E*TRADE") and Eaton Vance Corp. ("Eaton Vance") prospectively from the dates, October 2, 2020 and March 1, 2021, respectively. Comparisons between current year periods and prior year periods are impacted by the financial results of E*TRADE and Eaton Vance reported in the Wealth Management segment and Investment Management segment, respectively.

Consolidated Financial Summary
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2021	Jun 30, 2021	Sep 30, 2020	Jun 30, 2021	Sep 30, 2020	Sep 30, 2021	Sep 30, 2020	Change
Net revenues
Institutional Securities	$7,495	$7,092	$6,129	6%	22%	$23,164	$19,506	19%
Wealth Management	5,935	6,095	4,654	(3%)	28%	17,989	13,414	34%
Investment Management	1,453	1,702	1,056	(15%)	38%	4,469	2,634	70%
Intersegment Eliminations	(130)	(130)	(118)	--	(10%)	(391)	(394)	1%
Net revenues	$14,753	$14,759	$11,721	--	26%	$45,231	$35,160	29%

Provision for credit losses	$24	$73	$111	(67%)	(78%)	$(1)	$757	*

Non-interest expenses
Institutional Securities	$4,498	$4,524	$3,968	(1%)	13%	$14,321	$12,797	12%
Wealth Management	4,405	4,456	3,536	(1%)	25%	13,225	10,058	31%
Investment Management	1,083	1,272	741	(15%)	46%	3,299	1,960	68%
Intersegment Eliminations	(131)	(132)	(122)	1%	(7%)	(397)	(400)	1%
Non-interest expenses (1)	$9,855	$10,120	$8,123	(3%)	21%	$30,448	$24,415	25%

Income before taxes
Institutional Securities	$2,973	$2,498	$2,048	19%	45%	$8,842	$5,991	48%
Wealth Management	1,530	1,636	1,120	(6%)	37%	4,766	3,317	44%
Investment Management	370	430	315	(14%)	17%	1,170	674	74%
Intersegment Eliminations	1	2	4	(50%)	(75%)	6	6	--
Income before taxes	$4,874	$4,566	$3,487	7%	40%	$14,784	$9,988	48%

Net Income applicable to Morgan Stanley
Institutional Securities	$2,229	$1,904	$1,647	17%	35%	$6,734	$4,590	47%
Wealth Management	1,157	1,264	842	(8%)	37%	3,663	2,559	43%
Investment Management	320	341	225	(6%)	42%	936	457	105%
Intersegment Eliminations	1	2	3	(50%)	(67%)	5	5	--
Net Income applicable to Morgan Stanley	$3,707	$3,511	$2,717	6%	36%	$11,338	$7,611	49%
Earnings applicable to Morgan Stanley common shareholders	$3,584	$3,408	$2,597	5%	38%	$10,974	$7,234	52%

The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Financial Metrics, Ratios and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2021	Jun 30, 2021	Sep 30, 2020	Jun 30, 2021	Sep 30, 2020	Sep 30, 2021	Sep 30, 2020	Change

Financial Metrics:

Earnings per basic share	$2.01	$1.88	$1.68	7%	20%	$6.11	$4.68	31%
Earnings per diluted share	$1.98	$1.85	$1.66	7%	19%	$6.02	$4.62	30%

Return on average common equity	14.5%	13.8%	13.2%			15.1%	12.6%
Return on average tangible common equity	19.6%	18.6%	15.0%			19.7%	14.3%

Book value per common share	$54.56	$54.04	$50.67			$54.56	$50.67
Tangible book value per common share	$40.47	$40.12	$44.81			$40.47	$44.81

Excluding integration-related expenses (1)
Adjusted earnings per diluted share	$2.04	$1.89	$1.66	8%	23%	$6.15	$4.62	33%
Adjusted return on average common equity	15.0%	14.1%	13.2%			15.4%	12.6%
Adjusted return on average tangible common equity	20.2%	19.0%	15.0%			20.2%	14.3%

Financial Ratios:

Pre-tax profit margin	33%	31%	30%			33%	28%
Compensation and benefits as a % of net revenues	40%	44%	43%			42%	44%
Non-compensation expenses as a % of net revenues	27%	25%	26%			25%	26%
Firm expense efficiency ratio	67%	69%	69%			67%	69%
Firm expense efficiency ratio excluding integration-related expenses (1)	66%	68%	69%			67%	69%
Effective tax rate	23.6%	23.1%	21.1%			22.9%	22.2%

Statistical Data:

Period end common shares outstanding (millions)	1,799	1,834	1,576	(2%)	14%
Average common shares outstanding (millions)
Basic	1,781	1,814	1,542	(2%)	15%	1,797	1,546	16%
Diluted	1,812	1,841	1,566	(2%)	16%	1,824	1,565	17%

Worldwide employees	73,620	71,826	63,051	2%	17%

Notes:
-	For the quarters ended September 30, 2021 and June 30, 2021, Firm results include pre-tax integration-related expenses of $145 million and $90 million ($111 million and $69 million after‐tax) respectively, reported in the Wealth Management and Investment Management business segments. The nine months ended September 30, 2021 results include pre-tax integration-related expenses of $310 million ($238 million after‐tax).
-	The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated and U.S. Bank Supplemental Financial Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2021	Jun 30, 2021	Sep 30, 2020	Jun 30, 2021	Sep 30, 2020	Sep 30, 2021	Sep 30, 2020	Change

Consolidated Balance sheet

Total assets	$1,190,476	$1,161,805	$955,940	2%	25%
Loans (1)	$188,274	$181,204	$154,570	4%	22%
Deposits	$329,041	$320,358	$239,253	3%	38%
Liquidity resources	$346,289	$343,776	$267,292	1%	30%
Long-term debt outstanding	$224,937	$218,604	$198,891	3%	13%
Maturities of long-term debt outstanding (next 12 months)	$13,899	$16,891	$20,247	(18%)	(31%)

Common equity	$98,153	$99,120	$79,874	(1%)	23%
Less: Goodwill and intangible assets	(25,345)	(25,527)	(9,228)	(1%)	175%
Tangible common equity	$72,808	$73,593	$70,646	(1%)	3%

Preferred equity	$7,750	$7,750	$8,520	--	(9%)

U.S. Bank Supplemental Financial Information
Total assets	$367,111	$357,488	$266,221	3%	38%
Loans	$174,552	$167,628	$140,639	4%	24%
Investment securities portfolio (2)	$144,056	$136,218	$91,096	6%	58%
Deposits	$326,941	$318,689	$238,025	3%	37%

Regional revenues
Americas	$11,255	$10,885	$8,455	3%	33%	$33,331	$25,293	32%
EMEA (Europe, Middle East, Africa)	1,752	2,093	1,472	(16%)	19%	6,004	4,778	26%
Asia	1,746	1,781	1,794	(2%)	(3%)	5,896	5,089	16%
Consolidated net revenues	$14,753	$14,759	$11,721	--	26%	$45,231	$35,160	29%

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Average Common Equity and Regulatory Capital Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2021	Jun 30, 2021	Sep 30, 2020	Jun 30, 2021	Sep 30, 2020	Sep 30, 2021	Sep 30, 2020	Change

Average Common Equity
Institutional Securities	$43.5	$43.5	$42.8	--	2%	$43.5	$42.8	2%
Wealth Management	28.6	28.6	18.2	--	57%	28.6	18.2	57%
Investment Management	10.7	10.7	2.6	--	*	8.2	2.6	*
Parent	15.8	16.0	15.1	(1%)	5%	16.6	13.3	25%
Firm	$98.6	$98.8	$78.7	--	25%	$96.9	$76.9	26%

Regulatory Capital (1)

Common Equity Tier 1 capital	$75.8	$76.8	$71.2	(1%)	6%
Tier 1 capital	$83.5	$84.6	$79.9	(1%)	5%

Standardized Approach
Risk-weighted assets	$474.3	$462.8	$408.9	2%	16%
Common Equity Tier 1 capital ratio	16.0%	16.6%	17.4%
Tier 1 capital ratio	17.6%	18.3%	19.5%

Advanced Approach
Risk-weighted assets	$442.5	$434.7	$420.1	2%	5%
Common Equity Tier 1 capital ratio	17.1%	17.7%	16.9%
Tier 1 capital ratio	18.9%	19.5%	19.0%

Leverage-based capital
Tier 1 leverage ratio	7.3%	7.5%	8.3%
Supplementary Leverage Ratio (2)	5.7%	5.9%	7.4%

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Institutional Securities
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2021	Jun 30, 2021	Sep 30, 2020	Jun 30, 2021	Sep 30, 2020	Sep 30, 2021	Sep 30, 2020	Change
Revenues:

Advisory	$1,272	$664	$357	92%	*	$2,416	$1,181	105%
Equity	1,010	1,072	874	(6%)	16%	3,584	2,092	71%
Fixed income	567	640	476	(11%)	19%	1,838	1,629	13%
Underwriting	1,577	1,712	1,350	(8%)	17%	5,422	3,721	46%
Investment banking	2,849	2,376	1,707	20%	67%	7,838	4,902	60%

Equity	2,876	2,827	2,311	2%	24%	8,578	7,387	16%
Fixed income	1,640	1,682	1,954	(2%)	(16%)	6,288	7,057	(11%)
Other	130	207	157	(37%)	(17%)	460	160	188%

Net revenues	7,495	7,092	6,129	6%	22%	23,164	19,506	19%

Provision for credit losses	24	70	113	(66%)	(79%)	1	718	(100%)

Compensation and benefits	2,248	2,433	2,001	(8%)	12%	7,795	6,767	15%
Non-compensation expenses	2,250	2,091	1,967	8%	14%	6,526	6,030	8%
Total non-interest expenses	4,498	4,524	3,968	(1%)	13%	14,321	12,797	12%

Income before taxes	2,973	2,498	2,048	19%	45%	8,842	5,991	48%
Net income applicable to Morgan Stanley	$2,229	$1,904	$1,647	17%	35%	$6,734	$4,590	47%

Pre-tax profit margin	40%	35%	33%			38%	31%
Compensation and benefits as a % of net revenues	30%	34%	33%			34%	35%
Non-compensation expenses as a % of net revenues	30%	29%	32%			28%	31%

Return on Average Common Equity	20%	17%	15%			20%	13%
Return on Average Tangible Common Equity (1)	20%	17%	15%			20%	14%

Trading VaR (Average Daily 95% / One-Day VaR)	$45	$48	$58

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Wealth Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2021	Jun 30, 2021	Sep 30, 2020	Jun 30, 2021	Sep 30, 2020	Sep 30, 2021	Sep 30, 2020	Change
Revenues:
Asset management	$3,628	$3,447	$2,793	5%	30%	$10,266	$7,980	29%
Transactional	832	1,172	880	(29%)	(5%)	3,232	2,354	37%
Net interest income	1,348	1,255	889	7%	52%	3,988	2,815	42%
Other	127	221	92	(43%)	38%	503	265	90%
Net revenues	5,935	6,095	4,654	(3%)	28%	17,989	13,414	34%

Provision for credit losses	-	3	(2)	*	*	(2)	39	*

Compensation and benefits	3,159	3,275	2,684	(4%)	18%	9,604	7,625	26%
Non-compensation expenses	1,246	1,181	852	6%	46%	3,621	2,433	49%
Total non-interest expenses (1)	4,405	4,456	3,536	(1%)	25%	13,225	10,058	31%

Income before taxes	1,530	1,636	1,120	(6%)	37%	4,766	3,317	44%
Net income applicable to Morgan Stanley	$1,157	$1,264	$842	(8%)	37%	$3,663	$2,559	43%

Pre-tax profit margin	26%	27%	24%			26%	25%
Pre-tax profit margin excluding integration-related expenses	28%	28%	24%			28%	25%
Compensation and benefits as a % of net revenues	53%	54%	58%			53%	57%
Non-compensation expenses as a % of net revenues	21%	19%	18%			20%	18%

Return on Average Common Equity	16%	17%	18%			17%	18%
Return on Average Tangible Common Equity (2)	34%	37%	31%			35%	32%

Notes:
-	For the quarters ended September 30, 2021 and June 30, 2021, Wealth Management's results include pre-tax integration-related expenses of $113 million and $60 million ($87 million and $46 million after-tax), respectively. The nine months ended September 30, 2021 results include pre-tax integration-related expenses of $237 million ($182 million after-tax).
-	The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details Calculations, and Legal Notice.

Wealth Management
Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Sep 30, 2021	Jun 30, 2021	Sep 30, 2020	Jun 30, 2021	Sep 30, 2020

Wealth Management Metrics

Total client assets	$4,629	$4,546	$2,852	2%	62%
Net new assets (1)	$134.5	$71.2	$51.8	89%	160%
U.S. Bank loans	$121.2	$114.7	$91.3	6%	33%
Margin and other lending (2)	$28.6	$27.0	$9.1	6%	*
Deposits (3)	$327	$319	$234	3%	40%
Annualized weighted average cost of deposits	0.13%	0.16%	0.38%

Advisor-led channel

Advisor-led client assets	$3,647	$3,553	$2,759	3%	32%

Fee-based client assets	$1,752	$1,680	$1,333	4%	31%
Fee-based asset flows (1)	$70.6	$33.7	$23.8	109%	197%
Fee-based assets as a % of advisor-led client assets	48%	47%	48%

Self-directed channel

Self-directed assets	$982	$993	$93	(1%)	*
Daily average revenue trades (000's)	959	1,042	6	(8%)	*
Self-directed households (millions)	7.4	7.4	1.7	--	*

Workplace channel

Workplace unvested assets	$495	$480	$157	3%	*
Number of participants (millions)	5.3	5.2	2.7	2%	96%

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Income Statement Information, Financial Metrics and Ratios
(unaudited, dollars in millions)

Report dated:10/11/21 21:51
	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2021	Jun 30, 2021	Sep 30, 2020	Jun 30, 2021	Sep 30, 2020	Sep 30, 2021	Sep 30, 2020	Change
Revenues:
Asset management and related fees	$1,470	$1,418	$795	4%	85%	$3,991	$2,144	86%
Performance-based income and other	(17)	284	261	*	*	478	490	(2%)
Net revenues	1,453	1,702	1,056	(15%)	38%	4,469	2,634	70%

Compensation and benefits	513	715	401	(28%)	28%	1,742	1,012	72%
Non-compensation expenses	570	557	340	2%	68%	1,557	948	64%
Total non-interest expenses (1)	1,083	1,272	741	(15%)	46%	3,299	1,960	68%

Income before taxes	370	430	315	(14%)	17%	1,170	674	74%
Net income applicable to Morgan Stanley	$320	$341	$225	(6%)	42%	$936	$457	105%

Pre-tax profit margin	25%	25%	30%			26%	26%
Pre-tax profit margin excluding integration-related expenses	28%	27%	30%			28%	26%
Compensation and benefits as a % of net revenues	35%	42%	38%			39%	38%
Non-compensation expenses as a % of net revenues	39%	33%	32%			35%	36%

Return on Average Common Equity	12%	13%	34%			15%	23%
Return on Average Tangible Common Equity (2)	161%	172%	53%			128%	36%

Notes:
-	For the quarters ended September 30, 2021 and June 30, 2021, Investment Management's results include pre-tax integration-related expenses of $32 million and $30 million ($24 million and $23 million after-tax), respectively. The nine months ended September 30, 2021 results include pre-tax integration-related expenses of $73 million ($56 million after-tax).
-	The End Notes are an integral part of this presentation. See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Investment Management
Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sep 30, 2021	Jun 30, 2021	Sep 30, 2020	Jun 30, 2021	Sep 30, 2020	Sep 30, 2021	Sep 30, 2020	Change

Assets under management or supervision (AUM)

Net flows by asset class (1)
Equity	$(0.9)	$2.7	$10.0	*	*	$9.6	$20.6	(53%)
Fixed Income	(0.3)	3.0	3.1	*	*	6.6	8.8	(25%)
Alternatives and Solutions	(1.1)	7.8	(2.7)	*	59%	11.3	3.1	*
Long-Term Net Flows	(2.3)	13.5	10.4	*	*	27.5	32.5	(15%)

Liquidity and Overlay Services	14.6	35.0	2.1	(58%)	*	75.5	73.4	3%

Total net flows	$12.3	$48.5	$12.5	(75%)	(2%)	$103.0	$105.9	(3%)

Assets under management or supervision by asset class (2)
Equity	$391	$404	$202	(3%)	94%
Fixed Income	206	207	92	--	124%
Alternatives and Solutions	443	445	150	--	195%
Long‐Term Assets Under Management or Supervision	1,040	1,056	444	(2%)	134%

Liquidity and Overlay Services	482	468	271	3%	78%

Total Assets Under Management or Supervision	$1,522	$1,524	$715	--	113%

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Sep 30, 2021	Jun 30, 2021	Sep 30, 2020	Jun 30, 2021	Sep 30, 2020

Institutional Securities

Loans:
Corporate	$13.6	$11.6	$15.8	17%	(14%)
Secured lending facilities	31.2	32.7	30.3	(5%)	3%
Commercial and residential real estate	12.7	11.4	9.6	11%	32%
Securities-based lending and other	9.4	9.9	7.0	(5%)	34%

Total Loans	66.9	65.6	62.7	2%	7%

Lending Commitments	122.2	124.9	105.5	(2%)	16%

Institutional Securities Loans and Lending Commitments	$189.1	$190.5	$168.2	(1%)	12%

Wealth Management

Loans:
Securities-based lending and other	$79.8	$75.8	$57.7	5%	38%
Residential real estate	41.4	38.9	33.6	6%	23%

Total Loans	121.2	114.7	91.3	6%	33%

Lending Commitments	15.0	14.4	14.6	4%	3%

Wealth Management Loans and Lending Commitments	$136.2	$129.1	$105.9	5%	29%

Consolidated Loans and Lending Commitments (1)	$325.3	$319.6	$274.1	2%	19%

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Consolidated Loans and Lending Commitments
Allowance for Credit Losses (ACL) as of September 30, 2021
(unaudited, dollars in millions)

	Loans and Lending Commitments	ACL (1)	ACL %	Q3 Provision
	(Gross)
Loans:
Held For Investment (HFI)

Corporate	$4,774	$197	4.1%	$4
Secured lending facilities	27,345	175	0.6%	(2)
Commercial and residential real estate	6,915	193	2.8%	-
Other	520	10	1.9%	1
Institutional Securities - HFI	$39,554	$575	1.5%	$3

Wealth Management - HFI	121,316	109	0.1%	2

Held For Investment	$160,870	$684	0.4%	$5

Held For Sale	13,168

Fair Value	14,788

Total Loans	188,826	684		5

Lending Commitments	137,116	429	0.3%	19

Consolidated Loans and Lending Commitments	$325,942	$1,113		$24

The End Notes are an integral part of this presentation.  See pages 12 - 17 for Definition of U.S. GAAP to Non-GAAP Measures, Definitions of Performance Metrics and Terms, Supplemental Quantitative Details and Calculations, and Legal Notice.

Definition of U.S. GAAP to Non-GAAP Measures

(a)
The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP).  From time to time, Morgan Stanley may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise.  The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial positions, or cash flows that is subject to adjustments that effectively exclude, or include amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP.  Non-GAAP financial measures disclosed by Morgan Stanley are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing, our financial condition, operating results, or prospective regulatory capital requirements.  These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies.  Whenever we refer to a non-GAAP financial measure, we will also generally define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable U.S. GAAP financial measure.  In addition to the following notes, please also refer to the Firm's Annual Report on Form 10-K for the year ended December 31, 2020.

(b)
The following are considered non-GAAP financial measures that the Firm considers useful for analysts, investors and other stakeholders to allow comparability of operating performance and capital adequacy.  These measures are calculated as follows:

-	Earnings per diluted share excluding integration-related expenses represents net income applicable to Morgan Stanley, adjusted for the impact of the integration-related expenses associated with the acquisitions of E*TRADE and Eaton Vance, less preferred dividends divided by the average number of diluted shares outstanding.

	-	The return on average tangible common equity represents annualized earnings applicable to Morgan Stanley common shareholders as a percentage of average tangible common equity.
	-	The return on average common equity and the return on average tangible common equity excluding integration-related expenses are adjusted in both the numerator and the denominator to exclude the integration-related expenses associated with the acquisitions of E*TRADE and Eaton Vance.
-
Segment return on average common equity and return on average tangible common equity represent full year net income or annualized net income for the quarter applicable to Morgan Stanley for each segment, less preferred dividend segment allocation, divided by average common equity and average tangible common equity for each respective segment.  The segment adjustments to common equity to derive segment average tangible common equity are generally set at the beginning of the year, and will remain fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition).

	-	Tangible common equity represents common equity less goodwill and intangible assets net of certain mortgage servicing rights deduction.
	-	Tangible book value per common share represents tangible common equity divided by period end common shares outstanding.
-
Pre-tax profit margin excluding integration-related expenses represents income before income taxes less integration-related expenses associated with the acquisitions of E*TRADE and Eaton Vance as percentages of net revenues.

-
The Firm expense efficiency ratio excluding integration-related expenses represents total non‐interest expenses less integration-related expenses associated with the acquisitions of E*TRADE and Eaton Vance as a percentage of net revenues.

Definitions of Performance Metrics and Terms

Our earnings releases, earnings conference calls, financial presentations and other communications may also include certain metrics which we believe to be useful to us, analysts, investors and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results.

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(a)	Provision for credit losses represents the provision for credit losses on loans held for investment and unfunded lending commitments.
(b)	Net income applicable to Morgan Stanley represents net income, less net income applicable to nonredeemable noncontrolling interests.
(c)	Earnings applicable to Morgan Stanley common shareholders represents net income applicable to Morgan Stanley, less preferred dividends.

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(a)	The return on average common equity represents annualized earnings applicable to Morgan Stanley common shareholders as a percentage of average common equity.
(b)	Book value per common share represents common equity divided by period end common shares outstanding.
(c)	Tangible book value per common share represents tangible common equity divided by period end common shares outstanding.
(d)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.
(e)	The Firm expense efficiency ratio represents total non‐interest expenses as a percentage of net revenues.

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(a)
Liquidity Resources, which are held within the bank and non-bank operating subsidiaries, are comprised of high quality liquid assets (HQLA) and cash deposits with banks ("Liquidity Resources"). The total amount of Liquidity Resources is actively managed by us considering the following components: unsecured debt maturity profile; balance sheet size and composition; funding needs in a stressed environment, inclusive of contingent cash outflows; legal entity, regional and segment liquidity requirements; regulatory requirements; and collateral requirements.

(b)	The Firm's goodwill and intangible balances utilized in the calculation of tangible common equity are net of certain mortgage servicing rights deduction.
(c)
U.S. Bank refers to the Firm's U.S. Bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association, E*TRADE Bank, and E*TRADE Savings Bank, and excludes balances between Bank subsidiaries, as well as deposits from the Parent and affiliates.

(d)
Firmwide regional revenues reflect the Firm's consolidated net revenues on a managed basis.  Further discussion regarding the geographic methodology for net revenues is disclosed in Note 23 to the consolidated financial statements included in the Firm's Annual Report on Form 10-K for the year ended December 31, 2020 (2020 Form 10-K).

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(a)
The Firm's attribution of average common equity to the business segments is based on the Required Capital framework, an internal capital adequacy measure. This framework is a risk-based and leverage-based capital measure, which is compared with the Firm's regulatory capital to ensure that the Firm maintains an amount of going concern capital after absorbing potential losses from stress events, where applicable, at a point in time.  The Required Capital Framework is based on the Firm's regulatory capital requirements. The Firm defines the difference between its total average common equity and the sum of the average common equity amounts allocated to its business segments as Parent common equity.  The amount of capital allocated to the business segments is generally set at the beginning of the year, and will remain fixed throughout the year until the next annual reset unless a significant business change occurs (e.g., acquisition or disposition).  The Firm has made updates to its required capital framework for 2021 and continues to evaluate with respect to the impact of evolving regulatory requirements, as appropriate.  For further discussion of the framework, refer to "Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Regulatory Requirements" in the Firm’s 2020 Form 10‐K.

(b)
The Firm's risk‐based capital ratios are computed under each of the (i) standardized approaches for calculating credit risk and market risk risk‐weighted assets (RWAs) (the “Standardized Approach”) and (ii) applicable advanced approaches for calculating credit risk, market risk and operational risk RWAs (the “Advanced Approach”). For information on the calculation of regulatory capital and ratios, and associated regulatory requirements, please refer to "Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Regulatory Requirements" in the Firm’s 2020 Form 10‐K.

(c)	Supplementary leverage ratio represents Tier 1 capital divided by the total supplementary leverage exposure.

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(a)
Institutional Securities Equity and Fixed income net revenues include trading, net interest income (interest income less interest expense), asset management, commissions and fees, investments and other revenues which are directly attributable to those businesses.

(b)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.
(c)
VaR represents the unrealized loss in portfolio value that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period. Further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, is disclosed in "Quantitative and Qualitative Disclosures about Risk" included in the Firm's 2020 Form 10-K.

Definitions of Performance Metrics and Terms

Our earnings releases, earnings conference calls, financial presentations and other communications may also include certain metrics which we believe to be useful to us, analysts, investors and other stakeholders by providing further transparency about, or an additional means of assessing, our financial condition and operating results.

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(a)	Transactional revenues for the Wealth Management segment includes investment banking, trading, and commissions and fee revenues.
(b)	Net interest income represents interest income less interest expense.
(c)	Other revenues for the Wealth Management segment includes investments and other revenues.
(d)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.

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(a)
Net new assets represent client inflows, including dividends and interest, and asset acquisitions, less client outflows, and exclude activity from business combinations/divestitures and the impact of fees and commissions.

(b)
Margin and other lending represents margin lending arrangements, which allow customers to borrow against the value of qualifying securities and other lending which includes non‐purpose securities-based lending on non‐bank entities.

(c)
Deposits reflect liabilities sourced from Wealth Management clients and other sources of funding on the U.S. Bank Subsidiaries. Deposits include sweep deposit programs, savings and other, and time deposits.

(d)	Annualized weighted average cost of deposits reflects deposit balances and costs as of September 30, 2021, June 30, 2021 and September 30, 2020.
(e)	Advisor-led client assets represent client assets in accounts that have a Wealth Management representative assigned.
(f)	Fee‐based client assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(g)
Fee-based asset flows include net new fee-based assets (including asset acquisitions), net account transfers, dividends, interest and client fees, and exclude institutional cash management related activity. For a description of the Inflows and Outflows included in Fee-based asset flows, see Fee-based client assets in the 2020 Form 10-K.

(h)	Self-directed assets represent active accounts which are not advisor led. Active accounts are defined as having at least $25 in assets.
(i)	Daily average revenue trades (DARTs) represent the total self-directed trades in a period divided by the number of trading days during that period.
(j)
Self-directed households represent the total number of households that include at least one account with self-directed assets. Individual households or participants that are engaged in one or more of our Wealth Management channels will be included in each of the respective channel counts.

(k)
The workplace channel assets includes equity compensation solutions for companies, their executives and employees. Workplace unvested assets represent the market value of public company securities at the end of the period.

(l)	Workplace participants represent total accounts with vested and/or unvested assets in the workplace channel. Individuals with accounts in multiple plans are counted as participants in each plan.

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(a)
Asset management and related fees represents management and administrative fees, distribution fees, and performance-based fees, not in the form of carried interest. Asset management and related fees represents Asset management as reported on the Firm’s consolidated income statement.

(b)
Performance-based income and other includes performance-based fees in the form of carried interest, gains and losses from investments, gains and losses from hedges on seed capital and certain employee deferred compensation plans, net interest, and other revenues. Performance-based income and other represents investments, investment banking, trading, net interest and other revenues as reported on the Firm’s consolidated income statement.

(c)	Pre-tax profit margin percentages represent income before income taxes as percentages of net revenues.

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(a)
Investment Management Alternatives and Solutions asset class includes products in Fund of Funds, Real Estate, Private Equity and Credit strategies, Multi‐Asset portfolios, as well as Custom Separate Account portfolios.

(b)
Investment Management net flows include new commitments, investments or reinvestments, net of client redemptions, returns of capital post-fund investment period and dividends not reinvested and excludes the impact of the transition of funds from their commitment period to the invested capital period.

(c)
Overlay Services represents investment strategies that use passive exposure instruments to obtain, offset, or substitute specific portfolio exposures beyond those provided by the underlying holdings of the fund.

(d)
Total assets under management or supervision excludes shares of minority stake assets which represent the Investment Management business segment’s proportional share of assets managed by third-party asset managers in which we hold investments accounted for under the equity method.

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(a)	Corporate loans include relationship and event-driven loans and typically consist of revolving lines of credit, term loans and bridge loans.
(b)
Secured lending facilities include loans provided to clients, which are primarily secured by loans, which are, in turn, collateralized by various assets including residential real estate, commercial real estate, corporate and financial assets.

(c)	Securities-based lending and other includes financing extended to sales and trading customers and corporate loans purchased in the secondary market.
(d)	Institutional Securities Lending Commitments principally include Corporate lending activity.

Supplemental Quantitative Details and Calculations

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(1) The Firm non-interest expenses by category are as follows:

	3Q21	2Q21	3Q20	3Q21 YTD	3Q20 YTD
Compensation and benefits	$5,920	$6,423	$5,086	$19,141	$15,404

Non-compensation expenses:
Brokerage, clearing and exchange fees	825	795	697	2,530	2,153
Information processing and communications	788	765	616	2,286	1,768
Professional services	734	746	542	2,104	1,526
Occupancy and equipment	427	414	373	1,246	1,103
Marketing and business development	146	146	78	438	273
Other	1,015	831	731	2,703	2,188
Total non-compensation expenses	3,935	3,697	3,037	11,307	9,011

Total non-interest expenses	$9,855	$10,120	$8,123	$30,448	$24,415

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(1)
For the quarters ended September 30, 2021 and June 30, 2021, Firm results include pre-tax integration-related expenses of $145 million and $90 million ($111 million and $69 million after-tax) respectively, reported in the Wealth Management and Investment Management business segments. The nine months ended September 30, 2021 results include pre-tax integration-related expenses of $310 million ($238 million after-tax). The following sets forth the impact of the integration-related expenses to earnings per diluted share, return on average common equity and return on average tangible common equity (which are excluded):

	3Q21	2Q21	3Q21 YTD
Earnings per diluted share - GAAP	$1.98	$1.85	$6.02
Impact of adjustments	0.06	0.04	0.13
Earnings per diluted share excluding integration-related expenses - Non-GAAP	$2.04	$1.89	$6.15

Return on average common equity - GAAP	14.5%	13.8%	15.1%
Impact of adjustments	0.5%	0.3%	0.3%
Return on average common equity excluding integration-related expenses - Non-GAAP	15.0%	14.1%	15.4%

Return on average tangible common equity - GAAP	19.6%	18.6%	19.7%
Impact of adjustments	0.6%	0.4%	0.5%
Return on average tangible common equity excluding integration-related expenses - Non-GAAP	20.2%	19.0%	20.2%

Firm expense efficiency ratio - GAAP	66.8%	68.6%	67.3%
Impact of adjustments	(1.0)%	(0.6)%	(0.7)%
Firm expense efficiency ratio excluding integration-related expenses - Non-GAAP	65.8%	68.0%	66.6%

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(1)	Includes loans held for investment (net of allowance), loans held for sale and also includes loans at fair value which are included in Trading assets on the balance sheet.
(2)	As of September 30, 2021, June 30, 2021 and September 30, 2020, the U.S. Bank investment securities portfolio included held to maturity investment securities of $63.0 billion, $62.8 billion and $28.2 billion, respectively.

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(1)	The Firm intends to early adopt the standardized approach for counterparty credit risk (SA-CCR) under Basel III in the fourth quarter. SA-CCR replaces the current exposure method used to measure derivatives counterparty exposure on the Standardized Approach risk-weighted assets (RWAs) and Supplementary Leverage Ratio exposure calculations in the regulatory capital framework. In the absence of further mitigation, our RWAs under the Standardized Approach could increase by $35 - $45 billion and decrease our Standardized CET1 capital ratio by approximately 120 basis points. This preliminary impact is subject to risks and uncertainties as well as the portfolio composition as of the adoption date that may cause the actual impact to differ materially and should not be taken as a projection of what our capital ratios and RWAs will be in future periods.
(2)	Based on a Federal Reserve interim final rule that was in effect until March 31, 2021, our SLR and supplementary leverage exposure as of September 30, 2020 reflects the exclusion of U.S. Treasury securities and deposits at Federal Reserve Banks. The exclusion of these assets had the effect of increasing our SLR by 0.9% as of September 30, 2020.

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(1)
Institutional Securities average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 3Q21: $603mm; 2Q21: $603mm; 3Q20: $484mm; 3Q21 YTD: $603mm; 3Q20 YTD: $484mm

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(1)
For the quarters ended September 30, 2021 and June 30, 2021 and nine months ended September 30, 2021, integration-related compensation and non-compensation expenses associated with the acquisition of E*TRADE are as follows:

	3Q21	2Q21	3Q21 YTD
Compensation expenses	$9	$9	$48
Non-compensation expenses	104	51	189
Total non-interest expenses	$113	$60	$237
Income tax provision	26	14	55
Total non-interest expenses (after-tax)	$87	$46	$182

(2)
Wealth Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 3Q21: $15,270mm; 2Q21: $15,270mm; 3Q20: $7,802mm; 3Q21 YTD: $15,202mm; 3Q20 YTD: $7,802mm

Supplemental Quantitative Details and Calculations

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(1)	Includes $43 billion of fee-based assets acquired in an asset acquisition in the current quarter ended September 30, 2021.
(2)	Wealth Management other lending includes $3 billion of non-purpose securities based lending on non-bank entities in each period ended September 30, 2021, June 30, 2021 and September 30, 2020.
(3)	For the quarters ended September 30, 2021 and June 30, 2021, Wealth Management deposits of $327 billion and $319 billion, respectively, exclude off-balance sheet deposits of $9 billion and $8 billion, respectively, held by third parties outside of Morgan Stanley. Total deposits details are as follows:

	3Q21	2Q21
Brokerage sweep deposits	$273	$257
Other deposits	54	62
Total balance sheet deposits	327	319
Off-balance sheet deposits	9	8
Total deposits	$336	$327

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(1)
For the quarters ended September 30, 2021 and June 30, 2021 and nine months ended September 30, 2021, integration-related compensation and non-compensation expenses associated with the acquisition of Eaton Vance are as follows:

	3Q21	2Q21	3Q21 YTD
Compensation expenses	$10	$16	$29
Non-compensation expenses	22	14	44
Total non-interest expenses	$32	$30	$73
Income tax provision	8	7	17
Total non-interest expenses (after-tax)	$24	$23	$56

(2)
Investment Management average tangible common equity represents average common equity adjusted to exclude goodwill and intangible assets net of allowable mortgage servicing rights deduction. The adjustments are as follows: 3Q21: $9,924mm; 2Q21: $9,924mm; 3Q20: $932mm; 3Q21 YTD: $7,224mm; 3Q20 YTD: $932mm

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(1)
Net Flows by region for the quarters ended September 30, 2021, June 30, 2021 and September 30, 2020 were:
North America: $12.6 billion, $40.5 billion and $(3.5) billion
International: $(0.3) billion, $8.0 billion and $16.0 billion

(2)
Assets under management or supervision by region for the quarters ended September 30, 2021, June 30, 2021 and September 30, 2020 were:
North America: $1,148 billion, $1,142 billion and $409 billion
International: $374 billion, $382 billion and $306 billion

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(1)	For the quarters ended September 30, 2021, June 30, 2021 and September 30, 2020, Investment Management reflected loan balances of $132 million, $865 million and $569 million, respectively.

Page 11:
(1)	For the quarter ended September 30, 2021, the Allowance Rollforward for Loans and Lending Commitments is as follows:

	Institutional Securities	Wealth Management	Total
Loans

Allowance for Credit Losses (ACL)
Beginning Balance - June 30, 2021	$579	$108	$687
Net Charge Offs	(5)	-	(5)
Provision	3	2	5
Other	(2)	(1)	(3)
Ending Balance - September 30, 2021	$575	$109	$684

Lending Commitments

Allowance for Credit Losses (ACL)
Beginning Balance - June 30, 2021	$397	$15	$412
Net Charge Offs	-	-	-
Provision	21	(2)	19
Other	(2)	-	(2)
Ending Balance - September 30, 2021	$416	$13	$429

Loans and Lending Commitments

Allowance for Credit Losses (ACL)
Beginning Balance - June 30, 2021	$976	$123	$1,099
Net Charge Offs	(5)	-	(5)
Provision	24	-	24
Other	(4)	(1)	(5)
Ending Balance - September 30, 2021	$991	$122	$1,113

Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's third quarter earnings press release issued October 14, 2021.